SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 7, 2020

MINISTRY PARTNERS INVESTMENT COMPANY, LLC
(Exact name of registrant as specified in its charter)

California	333-04028LA	26-3959348
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

915 West Imperial Highway, Suite 120, Brea, CA	92821
(Address of Principal Executive Offices)	(Zip Code)

            Registrant's telephone number, including area code: (714) 671-5720

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the

            Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the

            Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;

                  Appointment of Certain Officers; Compensatory Arrangements of

                  Certain Officers.

On  May 7, 2020,  Ministry Partners Investment Company, LLC (the “Company”), announced that Guy A. Messick has been elected as a member of the Board of Managers for the Company to serve a one-year term ending in May, 2021.

Mr. Messick is an attorney with the law firm of Messick Lauer & Smith P.C., a Media, Pennsylvania law firm, and has provided legal and strategic planning services to credit unions and credit union service organizations throughout the U.S. for over 30 years.  Since 1987, Mr. Messick has served as General Counsel to the National Association of Credit Union Service Organizations and has served as NACUSO’s liaison with the National Credit Union Administration.  Mr. Messick is a nationally known speaker on a wide range of credit union and credit union service organization topics.  Mr. Messick served on the Credit Union National Association (“CUNA”) Task Force on Investment Services which was the industry’s liaison with the Securities and Exchange Commission.  He is the author of the Guide for Credit Unions Providing Investment and Insurance Services and Credit Union Collaborations – Lessons Learned.

Mr. Messick is a graduate of Bucknell University and the University of Miami School of Law.  He served as a law clerk to U.S. District Court Judge Morell E. Sharp (Seattle, Washington) from 1977-78 and was also an assistant district attorney in the appellate division.

Given Mr. Messick’s extensive experience in the credit union industry advising credit union service organizations in their efforts to provide supporting and ancillary services to credit unions located throughout the U.S., his appointment will enable the company to strengthen and diversify the expertise, experience, and skill sets of its Board of Managers.

There are no family relationships between Mr. Messick and any manager, executive officer, or person nominated or chosen by the Company to become a manager or executive officer.  Additionally, there have been no transactions involving Mr. Messick that would require disclosure under Item 404(a) of Regulation S-K.

The company also announced the election of three of its current Managers, including Van C. Elliott, Mendell Thompson, and Jeffrey T. Lauridsen, to serve as Managers for another three-year term commencing on May 7, 2020.

There are no family relationships between Messrs. Elliott, Thompson, or Lauridsen and any manager, executive officer, or person nominated or chosen by the Company to become a manager or executive officer.  Additionally, there have been no transactions involving Messrs. Elliott, Thompson, and/or Lauridsen that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

The following exhibit is attached herewith:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 12, 2020	MINISTRY PARTNERS INVESTMENT
COMPANY, LLC
/s/ Joseph W. Turner, Jr Joseph W. Turner, Jr. Chief Executive Officer and President